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                                                                    EXHIBIT 10.7

            CONSENT, WAIVER, AMENDMENT, ASSIGNMENT AND ASSUMPTION
                                   AGREEMENT

            (INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.)

     THIS CONSENT, WAIVER, AMENDMENT, ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Consent Agreement") is entered into by and among INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("IWCH"), and the INDIVIDUALS AND ENTITIES LISTED ON EXHIBIT A HERETO (each such individual or
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entity a "Stockholder").

     WHEREAS, IWCH plans to offer (the "Offering") units (collectively, the "Units"), each consisting of a $1,000 principal Senior Secured Discount Note due 2001 (collectively, the "Notes") and a contingent warrant (collectively, the "Warrants") to purchase shares of common stock, $0.01 par value per share of IWCH (the "Common Stock"), as more fully described in the Offering Memorandum of IWCH dated July 22, 1996 (the "Memorandum");

     WHEREAS, prior to the Offering, IWC will be merged with and into a wholly owned subsidiary of IWCH (the "Merger"), whereby IWC will become a wholly owned subsidiary of IWCH and each share of IWC capital stock outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into forty (40) shares of the corresponding class and series of IWCH capital stock; and

     WHEREAS, the Stockholder wishes to grant, approve or agree to (collectively, "Grant") to certain consents, waivers, amendments, assignments, assumptions and agreements (collectively, the "Approvals") effective immediately after the Effective Time.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties agree as follows:

          1. The undersigned Stockholder consents to the assignment to IWCH of all of IWC's right, title and interest in and to each agreement listed on Exhibit B hereto (individually, an "Assumed Agreement;" collectively, the "Assumed Agreements"), and the assumption by IWCH of all of IWC's obligations thereunder, whereby:

               (A) IWCH shall be the successor to IWC under each Assumed Agreement;

               (B) IWCH shall be deemed to be the "Company" under each such Assumed Agreement;

               (C) IWC shall be released from all obligations under each Assumed Agreement, regardless of when the same arose; and
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               (D)  the undersigned Stockholder shall look only to IWCH for the performance of the obligations of the "Company" thereunder.

          2. The undersigned Stockholder hereby Grants all Approvals that are reasonably necessary in connection with the Amended and Restated Certificate of Incorporation of IWCH, in substantially the form attached hereto as Exhibit C
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(the "Certificate"), and each of the Assumed Agreements, including the Series F
Redeemable Convertible Preferred Stock Securities Purchase Agreement dated as of December 6, 1995 among IWC and the other parties thereto (the "SPA"), the Fifth Amended and Restated Investor Rights Agreement, dated as of December 18, 1995 among IWC and the investors named therein (the "IRA"), and the Registration Rights Agreement, dated as of December 18, 1995 among IWC and the investors named therein (the "RRA"), in order for IWCH to:

               (A) effect the transactions contemplated by the Offering (solely to the extent described in the sections captioned "Description of Units," "Description of Senior Notes" and "Description of Warrants" of the Memorandum), including without limitation (i) the offer and sale of Units (as defined in the Memorandum), (ii) the pledge of capital stock of IWC and any Intermediate Holding Company (as defined in the Memorandum) and all intercompany notes of IWC or any Intermediate Holding Company to its parent (collectively, the "Pledge"),
(iii) the repurchase of the Notes as described in the Memorandum, (iv) any negative covenants contained in the Indenture (as defined in the Memorandum),
(v) the issuance and registration of Warrant Shares (as defined in the Memorandum), (vi) the tag-along rights granted to holders of Warrants (as defined in the Memorandum) and Warrant Shares (but only to the extent provided in Section 6(B) below), (vii) the issuance amount and registration of the Notes and Exchange Notes (as defined in the Memorandum), and (viii) the repurchase of the Warrants and Warrant Shares as described in the Memorandum, but excluding any Investments (as defined in the SPA) contemplated by the Memorandum (collectively, "Offering Transaction"), and

               (B) the adoption and issuance or grant of options to purchase Common Stock pursuant to the Stock Plan (as defined in the Memorandum).

          3. Without limiting the generality of Section 2 hereof, the undersigned Stockholder hereby grants any Approval required under:

               (A) subsection V.B.7(a)(ii) of the Certificate to issue Warrant Shares upon exercise of the Warrants;

               (B) subsection V.B.7(c) of the Certificate to (i) permit the pledge pursuant to Section 6.13 and (ii) permit the grant and Warrants and the issuance of Warrant Shares pursuant to Section 6.15 of the SPA; and

               (C) subsection V.B.7(d) of the Certificate to (i) permit IWCH to issue the Notes and the Exchange Notes and to incur the other Indebtedness permitted under the Indenture pursuant to Section 6.1 of the SPA, (ii) permit IWCH to make Investments (as defined in the Memorandum) in IWC and to permit IWC to make Investments in any Intermediate Holding Companies pursuant to Section
6.4 of the SPA (provided, however, that no Approval to

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make any other Investments is granted pursuant to this Consent Agreement), and
(iii) permit IWCH to enter into indemnification agreements with each of its officers and directors, IWCH to enter into an appropriate agreement with any Stockholder to affect the registration rights and tag-along rights described in the Memorandum and permit Toronto Dominion Securities (USA) Inc. ("TD") to enter to the Purchase Agreement (as defined in the Memorandum), all in accordance with
Section 6.5 of the SPA, and (iv) to permit IWCH to effect the Pledge pursuant to Sections 6.6 and 6.7 of the SPA.

          4. Without limiting the generality of Section 2 hereof, the undersigned Stockholder hereby Grants any Approval required under:

               (A) Section 6.1 of the SPA to permit IWCH to issue the Notes and the Exchange Notes and incur any other Indebtedness permitted under the Indenture;

               (B) Section 6.3 of the SPA to repurchase the Warrants and Warrant Shares in accordance with the Warrant Agreement;

               (C) Section 6.4 of the SPA to permit IWCH to make any Investments in IWC and to permit IWC to make any Investments in any Intermediate Holding Company (provided, however, that no Approval to make any other Investments is granted pursuant to this Consent Agreement);

               (D) Section 6.5 of the SPA to permit IWCH to enter into indemnification agreements with each of its officers and directors, to enter into appropriate agreements with each Stockholder to affect the registration rights and tag-along rights referred to in the Memorandum and to permit TD to enter to the Purchase Agreement;

               (E) Sections 6.6, 6.7 and 6.13 of the SPA to permit IWCH to effect the Pledge;

               (F) Section 6.15 of the SPA to grant the Warrants and issue the Warrant Shares; and

               (G) Section 11.3 of the SPA to permit IWCH to solicit Approvals pursuant to this Consent Agreement and other consents and approvals with respect to the Offering Transactions and the Stock Plan without satisfying the twenty
(20) business day notice period that otherwise applies pursuant to such Section 11.3.

         5. Without limiting the generality of Section 2 hereof, the undersigned Stockholder agrees that the SPA is amended as follows:

               (A) The definition of "Certificate of Incorporation" shall mean the Certificate;

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               (B)  All references to numbers of shares (but not references to percentages) shall be deemed to refer to a number equal to forty (40) multiplied by the original number; and

               (C) All references to per share prices stated in dollar amounts (but not references to percentages) shall be deemed to refer to a dollar amount equal to the original amount divided by forty (40).

          6. Without limiting the generality of Section 2 hereof, the undersigned agrees to amend the RRA as follows:

               (A) Section 3.1 of the RRA is amended so that it shall not apply, and holders of Registrable Securities (as defined in the RRA) shall have no registration rights with respect to, (i) the registration of the Exchange Notes pursuant to the Registration Rights Agreement (as defined in the Memorandum) and (ii) the registration of the Warrant Shares pursuant to the Warrant Registration Statement (as defined in the Memorandum);

               (B) Section 3.3 is amended so that holders of Warrant Shares shall be entitled to particpate in all IWCH registrations or registrations effected by ICHA for the account of others will all Holders (as defined in the RRA) other than Class A Holders (as defined in the RRA) on a pro rata basis based on the number of Warrant Shares owned by such holders of Warrant Shares and the number of Registrable Securities (as defined in the RRA) owned by such Holders; and

               (C) Section 12 of the RRA is amended so that it is not violated by the grant of registration rights to holders of Notes pursuant to the Indenture and to holders of Warrant Shares pursuant to the Warrant Agreement (as defined in the Memorandum).

          7. Without limiting the generality of Section 2 hereof, the undersigned Stockholder agrees to amend the IRA as follows:

               (A) Section 1.3 of the IRA is amended so that it shall not apply to, and holders of Registrable Securities (as defined in the IRA) shall not have registration rights with respect to, (i) the registration effected pursuant to the Exchange Registration Statement (as defined in the Registration Rights Agreement) or the Shelf Registration Statement (as defined in the Registration Rights Agreement) and (ii) the registration of the Warrant Shares pursuant to the Warrant Registration Statement;

               (B) Section 1.8 of the IRA is amended so that holders of Warrant Shares shall be entitled to participate in any Company registrations pursuant to
Section 1.3 of the IRA on a pro rata basis with other Holders (as defined in the IRA) of Registrable Securities (as defined in the IRA) on a pro rata basis based on the number of Warrant Shares owned by such holders of Warrant Shares and the number of Registrable Securities (as defined in the IRA) owned by such Holders;

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               (C)  Section 1.14 of the IRA is amended so that it is not
violated by the grant of registration rights to holders of Notes pursuant to the Indenture and to holders of Warrant Shares pursuant to the Warrant Agreement (as defined in the Memorandum);

               (D) Section 2.3 of the IRA is amended so that the right of first offer set forth therein shall not apply to the grant of the Warrants and the issuance of the Warrant Shares;

               (E) Section 2.3(d) is amended so that the reference to "50,000 shares" shall mean a reference to "2,400,000 shares";

               (F) Except as provided in subsection 7(E) above, references to shares (but not references to percentage) in the IRA shall be deemed to refer to a number equal to forty (40) multiplied by the original number; and

               (G) All references to share prices stated in dollar amounts (but not references to percentages) in the IRA shall be deemed to refer to a dollar amount equal to the original amount divided by forty (40).

          8. Except as amended hereby, each of the Assumed Agreements shall remain in full force and effect and is hereby ratified and confirmed.

          9. Each Stockholder Grants its Approvals pursuant to this Consent Agreement in its capacity as a holder of IWCH capital stock (including in its capacity as a holder of any class or series of IWCH capital stock) and, to the extent applicable, in its capacity as a party to each Assumed Agreement.

          10. The undersigned Stockholder waives any and all notice requirements that might otherwise apply with respect to the solicitation of its consent to this Consent Agreement.

          11. After the Merger, IWCH shall restate each of the Assumed Agreements to reflect the assignment of such agreements to IWCH and amendment of such agreements pursuant to this Consent Agreement.

          12. The Approvals Granted by the undersigned Stockholder shall automatically be effective only when each of the following conditions has been satisfied:

               (A)  The Merger shall have occurred;

               (B) The Board of Directors of IWCH (or any committee thereof) shall have approved all of the terms and conditions of the Purchase Agreement;

               (C) And all Approvals required to be obtained from holders of IWC capital stock (including any Approvals required of any class or series of IWC capital stock) required in order to consummate the Merger shall have been obtained.

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     IN WITNESS WHEREOF, the parties have executed this Assignment and
Assumption Agreement.

INTERNATIONAL WIRELESS
COMMUNICATIONS HOLDINGS, INC.


Signed: ________________________________________

Printed Name: __________________________________

Title: _________________________________________

Date: __________________________________________


STOCKHOLDER

Entity Name: ___________________________________


Signed: ________________________________________

Printed Name: __________________________________

Title: _________________________________________

Date: __________________________________________

Shares of Common Stock Held: ___________________
Shares of Series A Preferred Stock Held: _______
Shares of Series B Preferred Stock Held: _______
Shares of Series C Preferred Stock Held: _______
Shares of Series D Preferred Stock Held: _______
Shares of Series E Preferred Stock Held: _______
Shares of Series F-1 Preferred Stock Held: _____
Shares of Series F-2 Preferred Stock Held: _____

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